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                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 26, 1995, included in Fleetwood Enterprises, Inc.'s annual report on Form 10-K for the year ended April 30, 1995, to the Company's previously filed Registration Statement No. 2-79232.


                                             /s/ ARTHUR ANDERSEN LLP

                                             ARTHUR ANDERSEN LLP

Orange County, California
June 26, 1995